BEAR STEARNS [OBJECT OMITTED]]
                                                           BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                             383 MADISON AVENUE
                                                                       NEW YORK, NEW YORK 10179
                                                                                   212-272-4009

DATE:                        May 30, 2006

TO:                          U.S.  Bank National  Association,  not in its  individual  capacity but  solely as Trustee  for the  benefit  of RASC  Series  2006-KS4
                             Trust,    Home   Equity    Mortgage    Asset-Backed    Pass-Through
                             Certificates, Series 2006-KS4
ATTENTION:                   RASC Series 2006-KS4
TELEPHONE:                   651-495-3880
FACSIMILE:                   651-495-8090
CC:                          Andrea Villanueva
FAX:                         952-979-0867

TO:                          Citibank, N.A., New York Branch
ATTENTION:                   Phil Sears
TELEPHONE:                   212-723-1145
FACSIMILE:                   212-723-8604

FROM:                        Derivatives Documentation
TELEPHONE:                   212-272-2711
FACSIMILE:                   212-272-9857

RE:                          NOVATION CONFIRMATION

REFERENCE NUMBER(S):         FXNSC8275

The  purpose  of  this  letter  is to  confirm  the  terms  and  conditions  of  the  Novation
Transaction  entered into between the parties and effective  from the Novation Date  specified below.  This  Novation  Confirmation  constitutes a  "Confirmation"  as referred to in the New
Agreement specified below.

1.             The definitions and provisions  contained in the 2004 ISDA Novation Definitions
    (the  "Definitions")  and the  terms  and  provisions  of the 2000  ISDA  Definitions,  as published by the International  Swaps and Derivatives  Association,  Inc. and amended from time to  time,  are  incorporated  in this  Novation  Confirmation.  In the  event  of any inconsistency  between (i) the Definitions,  (ii) the 2000 ISDA  Definitions  and/or (iii)
    the Novation  Agreement and this Novation  Confirmation,  this Novation  Confirmation will govern.

2.  The terms of the Novation  Transaction to which this Novation  Confirmation relates are as follows:

          Novation Trade Date:                       May 30, 2006
          Novation Date:                             May 30, 2006
          Novated Amount:                            The Notional  Amount as specified in
                                                     Exhibit A attached hereto.
          Transferor:                                Citibank, N.A., New York Branch
          Transferee:                                U.S. Bank National Association,  not
                                                     in  its   individual   capacity  but
                                                     solely as  Trustee  for the  benefit
                                                     of RASC Series 2006-KS4 Trust,  Home
                                                     Equity     Mortgage     Asset-Backed
                                                     Pass-Through  Certificates,   Series
                                                     2006-KS4
          Remaining Party:                           Bear Stearns Financial Products Inc.

3.             The terms of each Old Transaction to which this Novation  Confirmation relates, for identification  purposes, are as specified in each Old Confirmation attached hereto as
    Exhibit A.

4.             The terms of the New  Transaction to which this Novation  Confirmation  relates shall be as specified in the New Confirmation attached hereto as Exhibit B.

          Full First Calculation Period:             Applicable,  commencing  on May  30,
                                                     2006.

5.      Offices:

          Transferor:                                Not Applicable
          Transferee:                                New York
          Remaining Party:                           Not Applicable

 The parties  confirm their  acceptance to be bound by this  Novation  Confirmation  as of the
Novation Date by executing a copy of this Novation  Confirmation  and returning a facsimile of the fully-executed  Novation  Confirmation to 212-272-9857.  The Transferor,  by its execution of a copy of this Novation  Confirmation,  agrees to the terms of the Novation Confirmation as it  relates  to the  Old  Transaction.  The  Transferee,  by its  execution  of a copy of this
Novation  Confirmation,  agrees to the terms of the Novation Confirmation as it relates to the
New Transaction.  For inquiries  regarding U.S.  Transactions,  please contact SUSAN DONLON by telephone at 212-272-2364.  For all other inquiries please contact  DERIVATIVES  DOCUMENTATION by telephone at 353-1-402-6223.

BEAR STEARNS FINANCIAL PRODUCTS INC.           CITIBANK, N.A., NEW YORK BRANCH

By:  _____________________________             By:  _____________________________
        Name:                                      As authorized agent or officer for
        Title:                                     Citibank, N.A., New York Branch
        Date                                           Name:
                                                       Title:
                                                       Date

BY: U.S. BANK NATIONAL ASSOCIATION AS
TRUSTEE FOR THE BENEFIT OF RASC SERIES
2006-KS4 TRUST, HOME EQUITY MORTGAGE
ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2006-KS4

By:  _____________________________
        Name:
        Title:
        Date

BEAR STEARNS  [OBJECT OMITTED]]
                                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                              383 MADISON AVENUE
                                                                        NEW YORK, NEW YORK 10179
                                                                                    212-272-4009

                                           EXHIBIT A

DATE:                        May 30, 2006

TO:                   Citibank, N.A., New York Branch
ATTENTION:            Phil Sears
TELEPHONE:            212-723-1145
FACSIMILE:            212-723-8604

FROM:                 Derivatives Documentation
TELEPHONE:            212-272-2711
FACSIMILE:            212-272-9857

SUBJECT:              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:     FXNSC8275

The purpose of this letter  agreement  ("Agreement")  is to confirm the terms and  conditions of the  Transaction  entered into on the Trade Date  specified  below (the  "Transaction")  between
Bear  Stearns   Financial   Products  Inc.   ("BSFP")  and  Citibank,   N.A.,  New  York  Branch
("Counterparty").  This  Agreement,  which  evidences a complete and binding  agreement  between you  and us to  enter  into  the  Transaction  on the  terms  set  forth  below,  constitutes  a
"Confirmation"  as referred to in the "ISDA Form Master  Agreement" (as defined below),  as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.  This Agreement is subject to the 2000 ISDA  Definitions  (the  "Definitions"),  as published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter  into  this  Agreement  in lieu of  negotiating  a  Schedule  to the 1992  ISDA  Master
Agreement  (Multicurrency--Cross  Border) form (the "ISDA Form Master Agreement") but, rather, an
ISDA Form Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered into the  Transaction.  All provisions  contained in, or  incorporated  by reference to, the ISDA Form Master  Agreement  shall govern the Transaction  referenced in this  Confirmation, except as expressly  modified  below. In the event of any  inconsistency  between the provisions of this Agreement and the  Definitions or the ISDA Form Master  Agreement,  this Agreement shall prevail for purposes of the Transaction.

2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:With respect to any  Calculation  Period,  the amount set forth for such period in Schedule I attached hereto

      Trade Date:                   May 18, 2006

      Effective Date:               May 30, 2006

      Termination Date:             January 25, 2010,  provided,  however, for the purposes of determining  the Floating  Amount to be paid in respect of the final Calculation  Period,  such date shall be subject
                                    to  adjustment   in  accordance   with  the  Business  Day
                                    Convention.

      FIXED AMOUNTS:

           Fixed Rate Payer:        Counterparty

           Fixed Rate Payer
           Period End Dates:        The 25th  calendar  day of each  month  during the Term of this  Transaction,  commencing June 25, 2006 and ending on the Termination Date, with No Adjustment.

           Fixed Rate Payer
           Payment Dates:           Early  Payment shall be  applicable.  The Fixed Rate Payer
                                    Payment Date shall be two  Business  Days  preceding  each
                                    Fixed Rate Payer Period End Date.

           Fixed Rate:              5.45000%

           Fixed Rate Day
           Count Fraction:          30/360

      FLOATING AMOUNTS:

           Floating Rate Payer:     BSFP

           Floating Rate Payer
           Period End Dates:        The  25th  calendar  day of each  month  during  the Term of this  Transaction,  commencing  June 25,  2006 and ending on the  Termination  Date,  subject to adjustment in accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:           Early Payment shall be  applicable.  The Floating Rate Payer
                                    Payment  Date  shall be two  Business  Days  preceding  each
                                    Floating Rate Payer Period End Date.

           Floating Rate for initial
           Calculation Period:      To be determined.

           Floating Rate Option:    USD-LIBOR-BBA

           Designated Maturity:     One month

           Spread:                  None

           Floating Rate Day
           Count Fraction:          Actual/360

           Reset Dates:             The first day of each Calculation Period.

           Compounding:             Inapplicable

      Business Days:                New York

      Business Day Convention:      Following

      Additional Amount:            In  connection  with  entering  into  this  Transaction  USD
                                    1,040,000  is  payable  by BSFP to  Counterparty  on May 25,
                                    2006.

3.    Additional Provisions:        Each party hereto is hereby  advised and  acknowledges  that the other party has engaged in (or  refrained  from engaging
                                    in)  substantial  financial  transactions  and has taken (or refrained  from taking) other  material  actions in reliance upon the entry by the  parties  into the  Transaction  being entered  into on the terms and  conditions  set forth herein and in the  Confirmation  relating to such  Transaction,  as applicable.  This paragraph  shall be deemed repeated on the trade date of each Transaction.

4.      Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)      The  parties  agree that  subparagraph  (ii) of Section  2(c) of the ISDA Form  Master
    Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)     "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)     "Specified  Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

 (c)    The  "Cross  Default"  provisions  of  Section  5(a)(vi)  will  not  apply to BSFP or to
Counterparty.

(d)     The "Credit Event Upon Merger"  provisions of Section 5(b)(iv) will not apply to BSFP or
Counterparty.

(e)     The "Automatic  Early  Termination"  provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f)     Payments on Early  Termination.  For the purpose of Section 6(e) of the ISDA Form Master
Agreement:

        (i)    Market Quotation will apply.

        (ii)   The Second Method will apply.

(g)     "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

4) [Reserved]

5)  Documents  to be  Delivered.  For the  purpose  of  Section  4(a) of the  ISDA  Form  Master
Agreement:

(1)     Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/               DATE BY WHICH TO
DOCUMENT                       CERTIFICATE                  BE DELIVERED
BSFP and                       Any  document  required or   Promptly   after  the   earlier  of  (i)
the Counterparty               reasonably   requested  to   reasonable  demand  by  either  party or
                               allow the  other  party to   (ii)   learning   that   such   form  or
                               make  payments  under this   document is required
                               Agreement    without   any
                               deduction  or  withholding
                               for or on the  account  of
                               any  Tax  or   with   such
                               deduction  or  withholding
                               at a reduced rate

(2)     Other documents to be delivered are:

PARTY REQUIRED TO    FORM/DOCUMENT/            DATE BY WHICH TO         COVERED BY SECTION 3(D)
DELIVER DOCUMENT     CERTIFICATE               BE DELIVERED             REPRESENTATION
BSFP and             Any documents             Upon the execution       Yes
the Counterparty     required by the           and delivery of this
                     receiving party to        Agreement and such
                     evidence the              Confirmation
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider, if any, for
                     it to execute and
                     deliver this
                     Agreement, any
                     Confirmation , and
                     any Credit Support
                     Documents to which it
                     is a party, and to
                     evidence the
                     authority of the
                     delivering party or
                     its Credit Support
                     Provider to perform
                     its obligations under
                     this Agreement, such
                     Confirmation and/or
                     Credit Support
                     Document, as the case
                     may be
BSFP and             A certificate of an       Upon the execution       Yes
the Counterparty     authorized officer of     and delivery of this
                     the party, as to the      Agreement and such
                     incumbency and            Confirmation
                     authority of the
                     respective officers of
                     the party signing this
                     Agreement, any relevant
                     Credit Support
                     Document, or any
                     Confirmation, as the
                     case may be

6)  Miscellaneous. Miscellaneous

(a)     Address  for  Notices:  For the  purposes  of  Section 12(a)  of the  ISDA  Form  Master
        Agreement:

        Address for notices or communications to BSFP:

               Address:      383 Madison Avenue, New York, New York 10179
               Attention:    DPC Manager
               Facsimile:    (212) 272-5823

        with a copy to:

               Address:      One Metrotech Center North, Brooklyn, New York 11201
               Attention:    Derivative Operations - 7th Floor
               Facsimile:    (212) 272-1634

               (For all purposes)

        Address for notices or communications to the Counterparty:

               Address:      Citibank, N.A.
                             390 Greenwich Street - 6th Floor
               Attention:    Phil Sears
               Facsimile:    212-723-8604
               Phone:        212-723-1145

               (For all purposes)

(b)     Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master Agreement:

                      BSFP appoints as its
                      Process Agent:               Not Applicable

                      The Counterparty appoints as its
                      Process Agent:        Not Applicable

(c)     Offices.  The  provisions  of Section 10(a) of the ISDA Form Master  Agreement  will not apply to this Agreement;  neither BSFP nor the Counterparty  have any Offices other than as set forth in the Notices  Section and BSFP agrees that,  for purposes of Section 6(b)
        of the ISDA Form Master  Agreement,  it shall not in future  have any Office  other than one in the United States.

(d)     Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

        BSFP is not a Multibranch Party.

        The Counterparty is a Multibranch Party.

(e)     Calculation  Agent.  The  Calculation  Agent is BSFP;  provided,  however,  that if an
        Event of Default occurs with respect to BSFP,  then the  Counterparty  shall be entitled to appoint a financial  institution  which would qualify as a Reference  Market-maker to act as Calculation Agent.

(f)     Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)     Credit Support Provider.

        BSFP:  Not Applicable

        The Counterparty:  Not Applicable

(h)     Governing Law. The parties to this  Agreement  hereby agree that the law of the State of
        New York shall govern their rights and duties in whole.

(i)     Severability. If any term, provision,  covenant, or condition of this Agreement,  or the application  thereof  to any  party  or  circumstance,  shall be held to be  invalid  or unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions, covenants,  and  conditions  hereof  shall  continue in full force and effect as if this
        Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues to express,  without  material  change, the original  intentions of the parties as to the subject  matter of this  Agreement and the  deletion  of such  portion  of this  Agreement  will not  substantially  impair the respective benefits or expectations of the parties.

        The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or condition  with a valid or enforceable term, provision,  covenant or condition,  the economic effect of which comes as close as possible  to  that  of  the  invalid  or  unenforceable  term,  provision,  covenant  or condition.

(j)     Consent to Recording.  Each party hereto  consents to the  monitoring  or recording,  at any  time  and  from  time to time,  by the  other  party of any and all  communications between  officers  or  employees  of the  parties,  waives  any  further  notice of such monitoring  or  recording,  and  agrees to notify its  officers  and  employees  of such monitoring or recording.

(k)     Waiver of Jury Trial.Each  party  waives  any  right  it may  have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7)  "Affiliate"  will  have  the  meaning  specified  in  Section  14 of the  ISDA  Form  Master
Agreement,  provided that BSFP shall not be deemed to have any  Affiliates  for purposes of this
Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

8) Section 3 of the ISDA Form Master  Agreement  is hereby  amended by adding at the end thereof the following subsection (g):

        "(g)   Relationship Between Parties.

                      Each  party  represents  to the  other  party on each  date when it enters into a Transaction that:--

               (1)  Nonreliance.  It is not relying on any  statement or  representation  of the
other  party   regarding   the   Transaction   (whether   written  or  oral),   other  than  the
representations  expressly  made  in this  Agreement  or the  Confirmation  in  respect  of that
Transaction.

               (2) Evaluation and Understanding.

               (i)  It  has  the  capacity  to  evaluate   (internally  or  through  independent
professional  advice)  the  Transaction  and has  made  its  own  decision  to  enter  into  the
Transaction; and

               (ii) It understands  the terms,  conditions and risks of the  Transaction  and is willing and able to accept those terms and  conditions  and to assume  those risks,  financially and otherwise.

               (3) Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

               (4)  Principal.  It is entering into the  Transaction  as  principal,  and not as agent or in any other capacity, fiduciary or otherwise."

        NEITHER THE BEAR  STEARNS  COMPANIES  INC. NOR ANY  SUBSIDIARY  OR AFFILIATE OF THE BEAR
        STEARNS  COMPANIES INC.  OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT  SUPPORT  PROVIDER ON
        THIS AGREEMENT.

5.    Account Details and
      Settlement Information:       PAYMENTS TO BSFP:
                                    Citibank, N.A., New York
                                    ABA Number: 021-0000-89, for the account of
                                    Bear, Stearns Securities Corp.
                                    Account Number: 0925-3186, for further credit to
                                    Bear Stearns Financial Products Inc.
                                    Sub-account  Number: 102-04654-1-3
                                    Attention: Derivatives Department

                                    PAYMENTS TO COUNTERPARTY:
                                    [Please provide]

We are  very  pleased  to have  executed  this  Transaction  with  you and we  look  forward  to completing other transactions with you in the near future.

                                        SCHEDULE I

  (where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining Fixed
                    Amounts, all such dates subject to No Adjustment.)

                                                                          NOTIONAL AMOUNT
      FROM AND INCLUDING                TO BUT EXCLUDING                       (USD)
        Effective Date                      6/25/2006                      687,764,000.00
          6/25/2006                         7/25/2006                      680,442,625.42
          7/25/2006                         8/25/2006                      670,765,584.19
          8/25/2006                         9/25/2006                      658,737,148.13
          9/25/2006                        10/25/2006                      644,392,443.14
          10/25/2006                       11/25/2006                      627,801,299.17
          11/25/2006                       12/25/2006                      609,100,109.93
          12/25/2006                        1/25/2007                      588,551,526.10
          1/25/2007                         2/25/2007                      566,396,833.55
          2/25/2007                         3/25/2007                      542,928,248.43
          3/25/2007                         4/25/2007                      518,419,133.92
          4/25/2007                         5/25/2007                      493,592,788.78
          5/25/2007                         6/25/2007                      469,553,366.22
          6/25/2007                         7/25/2007                      446,687,832.31
          7/25/2007                         8/25/2007                      424,811,237.10
          8/25/2007                         9/25/2007                      403,879,159.46
          9/25/2007                        10/25/2007                      383,868,849.98
          10/25/2007                       11/25/2007                      364,355,870.69
          11/25/2007                       12/25/2007                      345,282,188.98
          12/25/2007                        1/25/2008                      326,592,934.27
          1/25/2008                         2/25/2008                      307,859,960.57
          2/25/2008                         3/25/2008                      286,275,394.85
          3/25/2008                         4/25/2008                      259,856,135.28
          4/25/2008                         5/25/2008                      234,061,559.47
          5/25/2008                         6/25/2008                      211,272,987.51
          6/25/2008                         7/25/2008                      191,349,568.10
          7/25/2008                         8/25/2008                      175,266,293.28
          8/25/2008                         9/25/2008                      163,729,850.33
          9/25/2008                        10/25/2008                      154,013,499.12
          10/25/2008                       11/25/2008                      144,850,751.73
          11/25/2008                       12/25/2008                      136,209,389.37
          12/25/2008                        1/25/2009                      135,601,698.02
          1/25/2009                         2/25/2009                      128,190,407.68
          2/25/2009                         3/25/2009                      121,198,928.85
          3/25/2009                         4/25/2009                      114,603,004.60
          4/25/2009                         5/25/2009                      108,380,167.54
          5/25/2009                         6/25/2009                      102,509,259.66
          6/25/2009                         7/25/2009                      96,969,332.74
          7/25/2009                         8/25/2009                      91,664,795.56
          8/25/2009                         9/25/2009                      86,545,095.22
          9/25/2009                        10/25/2009                      81,712,114.15
          10/25/2009                       11/25/2009                      77,149,389.41
          11/25/2009                       12/25/2009                      72,841,411.55
          12/25/2009                    Termination Date                   68,773,458.44

BEAR STEARNS
                                                             BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                               383 MADISON AVENUE
                                                                         NEW YORK, NEW YORK 10179
                                                                                     212-272-4009

                                           EXHIBIT B

DATE:                          May 30, 2006

TO:                            U.S. Bank National  Association,  not in its individual  capacity but solely as Trustee  for the  benefit of RASC  Series  2006-KS4
                               Trust,   Home   Equity   Mortgage    Asset-Backed    Pass-Through
                               Certificates, Series 2006-KS4
ATTENTION:     RASC Series 2006-KS4
TELEPHONE:     651-495-3880
FACSIMILE:     651-495-8090
CC:                            Andrea Villanueva
FAX:                           952-979-0867

FROM:                          Derivatives Documentation
TELEPHONE:     212-272-2711
FACSIMILE:     212-272-9857

SUBJECT:                       Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):  FXNSC8275

The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction  entered into on the Trade Date specified below (the  "Transaction")  between
Bear Stearns  Financial  Products Inc. ("BSFP") and U.S. Bank National  Association,  not in its
individual  capacity but solely as Trustee for the benefit of RASC Series 2006-KS4  Trust,  Home
Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-KS4 (the "Counterparty").
This letter  agreement,  which evidences a complete and binding  agreement between you and us to enter  into the  Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as referred to in the ISDA Form Master  Agreement  (as defined  below),  as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.    This  Agreement  is  subject  to  and   incorporates   the  2000  ISDA   Definitions  (the
"Definitions"),  as published  by the  International  Swaps and  Derivatives  Association,  Inc.
("ISDA").  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA  Master  Agreement  (Multicurrency--Cross  Border)  form (the "ISDA Form  Master
Agreement")  but,  rather,  an ISDA Form Master  Agreement shall be deemed to have been executed by you and us on the date we entered  into the  Transaction.  In the event of any  inconsistency between  the  provisions  of  this  Agreement  and  the  Definitions  or the  ISDA  Form  Master
Agreement,  this  Agreement  shall prevail for purposes of the  Transaction.  Terms used and not otherwise  defined herein,  in the ISDA Form Master Agreement or the Definitions  shall have the meanings  assigned  to them in the  Pooling and  Servicing  Agreement,  dated as of May 1, 2006, among Residential Asset Securities Corporation,  as Depositor,  Residential Funding Corporation,
as Master Servicer,  and U.S. Bank National Association,  as trustee (the "Pooling and Servicing
Agreement").  Each  reference  to a "Section"  or to a  "Section"  "of this  Agreement"  will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement.

2.    The terms of the  particular  Transaction  to which  this  Confirmation  relates  are as follows:

      Notional Amount:       With respect to any  Calculation  Period,  the amount set forth for such period in Schedule I attached hereto.

      Trade Date:                   May 30, 2006

      Effective Date:               May 30, 2006

      Termination Date:             January 25,  2010,  provided,  however,  for the purposes of determining  the  Floating  Amount to be paid in  respect of the final  Calculation  Period,  such date  shall be subject
                                    to   adjustment   in   accordance   with  the  Business  Day
                                    Convention.

      FIXED AMOUNT:

           Fixed Rate Payer:        Counterparty

           Fixed Rate Payer
           Period End Dates:        The  25th  calendar  day of each  month  during  the Term of this  Transaction,  commencing  June 25,  2006 and ending on the Termination Date, with No Adjustment.

           Fixed Rate Payer
           Payment Dates:           Early  Payment  shall be  applicable.  The Fixed  Rate Payer
                                    Payment  Date  shall be two  Business  Days  preceding  each
                                    Fixed Rate Payer Period End Date.

           Fixed Rate:              5.45000%

           Fixed Rate Day
           Count Fraction:          30/360

      FLOATING AMOUNTS:

           Floating Rate Payer:     BSFP

           Floating Rate Payer
           Period End Dates:        The  25th  calendar  day of each  month  during  the Term of this  Transaction,  commencing  June 25, 2006, and ending on the  Termination  Date,  subject to adjustment in accordance with the Business Day Convention.

           Floating Rate Payer
           Payment Dates:           Early Payment shall be  applicable.  The Floating Rate Payer
                                    Payment  Date  shall be two  Business  Days  preceding  each
                                    Floating Rate Payer Period End Date.

           Floating Rate Option:    USD-LIBOR-BBA

           Floating Rate for the
           Initial Calculation Period:                    To be determined.

           Designated Maturity:     One month

           Spread:                  None

           Floating Rate Day
           Count Fraction:          Actual/360

           Reset Dates:             The first day of each Calculation Period.

           Compounding:             Inapplicable

      Business Days:                New York

      Business Day Convention:      Following

3.  Additional Provisions:          Each party hereto is hereby  advised and  acknowledges  that the other party has engaged in (or  refrained  from engaging
                                    in)  substantial  financial  transactions  and has taken (or refrained  from taking) other  material  actions in reliance upon the entry by the  parties  into the  Transaction  being entered  into on the terms and  conditions  set forth herein and in the  ISDA  Form  Master  Agreement  relating  to such
                                    Transaction,   as  applicable,  and,  in  the  case  of  the
                                    Counterparty,  it has been  directed  under the  Pooling and
                                    Servicing Agreement to enter into this Transaction.

4.  Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) [Intentionally omitted]

2) The  parties  agree  that  subparagraph  (ii) of  Section  2(c) of the  ISDA  Form  Master
Agreement will apply to any Transaction.

                                    3)  Termination  Provisions.  For  purposes  of the  ISDA
Form Master Agreement:

(a)     "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)     "Specified  Transaction"  is not applicable to BSFP or  Counterparty  for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(c)     The  "Cross  Default"  provisions  of  Section  5(a)(vi)  shall  not  apply to BSFP or
Counterparty.

(d)     The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) will not apply to BSFP or Counterparty.

(e)     With respect to Counterparty,  the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form Master Agreement will be deleted in its entirety.

(f)     The "Automatic Early Termination"  provision of Section 6(a) will not apply to BSFP or to Counterparty.

(g)       Payments  on Early  Termination.  For the  purpose of Section  6(e) of the ISDA Form
Master Agreement:

        (i)  Market Quotation will apply.

        (ii) The Second Method will apply.

(h)     "Termination Currency" means United States Dollars.

 (i)    The provisions of Sections  5(a)(ii),  5(a)(iii) and 5(a)(iv) shall not apply to BSFP or
Counterparty.

(j)     Tax Event.  The  provisions of Section  2(d)(i)(4)  and 2(d)(ii) of the ISDA Form Master
Agreement  shall not apply to  Counterparty  and  Counterparty  shall not be required to pay any additional amounts referred to therein.

4) Tax Representations.

(a) Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master  Agreement, each of BSFP and the Counterparty will make the following representations:

It is not  required  by any  applicable  law, as  modified  by the  practice  of any  relevant governmental  revenue  authority,  of any  Relevant  Jurisdiction  to make  any  deduction  or withholding  for or on account of any Tax from any payment  (other than interest under Section
2(e),  6(d)(ii)  or 6(e) of the ISDA  Form  Master  Agreement)  to be made by it to the  other party under this Agreement.  In making this representation, it may rely on:

    (i)        the  accuracy  of any  representations  made by the  other  party  pursuant  to
    Section 3(f) of the ISDA Form Master Agreement;

    (ii)       the  satisfaction of the agreement  contained in Sections  4(a)(i) or 4(a)(iii)
    of the ISDA Form Master  Agreement  and the  accuracy  and  effectiveness  of any document provided by the other party  pursuant to Sections  4(a)(i) or  4(a)(iii)  of the ISDA Form
    Master Agreement; and

    (iii) the  satisfaction  of the agreement of the other party  contained in Section 4(d) of the  ISDA  Form  Master  Agreement,  provided  that  it  shall  not be a  breach  of  this representation  where  reliance  is  placed on clause  (ii) and the other  party  does not deliver a form or document  under Section  4(a)(iii) of the ISDA Form Master  Agreement by
    reason of material prejudice to its legal or commercial position.

(b)  Payee  Representations.  For  the  purpose  of  Section  3(f)  of the  ISDA  Form  Master
Agreement, each of BSFP and the Counterparty make the following representations.

     The following representation will apply to BSFP:

        BSFP is a corporation  organized  under the laws of the State of Delaware and its U.S.
        taxpayer identification number is 13-3866307.

     The following representation will apply to the Counterparty:

        U.S.  Bank  National  Association  is the  Trustee  under the  Pooling  and  Servicing
        Agreement.  Counterparty  represents  that it is directed  pursuant to the Pooling and
        Servicing Agreement to enter into this Agreement  (including the ISDA Form Master) and to perform its obligations hereunder (and thereunder).

5) Documents to be  Delivered.  For the purpose of Section  4(a)(i) and 4(a) (iii) of the ISDA
Form Master Agreement:

(1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER      FORM/DOCUMENT/               DATE BY WHICH TO
DOCUMENT                       CERTIFICATE                  BE DELIVERED
BSFP and                       Any document  required       Promptly   after  the   earlier   of  (i)
The Counterparty               or          reasonably       reasonable  demand  by  either  party  or
                               requested   to   allow       (ii)  learning that such form or document
                               the  other   party  to       is required
                               make  payments   under
                               this         Agreement
                               without any  deduction
                               or withholding  for or
                               on the  account of any
                               Tax   or   with   such
                               deduction           or
                               withholding    at    a
                               reduced rate

(2) Other documents to be delivered are:

PARTY REQUIRED TO    FORM/DOCUMENT/            DATE BY WHICH TO                 COVERED BY SECTION
DELIVER DOCUMENT     CERTIFICATE               BE DELIVERED                     3(D) REPRESENTATION
BSFP and             Any documents required    Upon the execution and                   Yes
The Counterparty     by the receiving party    delivery of this Agreement
                     to evidence the           and such Confirmation
                     authority of the
                     delivering party or its
                     Credit Support Provider,
                     if any, for it to
                     execute and deliver this
                     Agreement, any
                     Confirmation, and any
                     Credit Support Documents
                     to which it is a party,
                     and to evidence the
                     authority of the
                     delivering party or its
                     Credit Support Provider
                     to perform its
                     obligations under this
                     Agreement, such
                     Confirmation and/or
                     Credit Support Document,
                     as the case may be
BSFP and the         A certificate of an       Upon the execution and                   Yes
Counterparty         authorized officer of     delivery of this Agreement
                     the party, as to the      and such Confirmation
                     incumbency and
                     authority of the
                     respective officers of
                     the party signing this
                     Agreement.
BSFP                 Legal opinion(s) with     Upon the execution and                   No
                     respect to such party     delivery of this Agreement
                     and its Credit Support    and any Confirmation
                     Provider, if any, for
                     it, reasonably
                     satisfactory in form
                     and substance to the
                     other party relating to
                     the enforceability of
                     the party's obligations
                     under this Agreement.
BSFP                 A copy of the most        Promptly after request by                Yes
                     recent annual report of   the other party
                     such party (only if
                     available) and its
                     Credit Support
                     Provider, if any,
                     containing in all cases
                     audited consolidated
                     financial statements
                     for each fiscal year
                     certified by
                     independent certified
                     public accountants and
                     prepared in accordance
                     with generally accepted
                     accounting principles
                     in the United States or
                     in the country in which
                     such party is organized

The Counterparty     Each other report or      Promptly upon request by                 Yes
                     other document required   BSFP, or with respect to any
                     to be delivered by or     particular type of report or
                     to the Counterparty       other document as to which
                     under the terms of the    BSFP has previously made
                     Pooling and Servicing     request to receive all
                     Agreement, other than     reports or documents of that
                     those required to be      type, promptly upon delivery
                     delivered directly by     or receipt of  such report
                     the Trustee to BSFP       or document by the Issuer
                     thereunder                Counterparty, and such
                                               delivery shall be satisfied
                                               by posting such report on
                                               the Counterparty's website
                                               http://www.usbank.com/mbs
Counterparty         An executed copy of the   Within 30 days after the                 No
                     Pooling and Servicing     date of this Agreement.
                     Agreement

6)  Miscellaneous. Miscellaneous

(a)     Address  for  Notices:  For the  purposes  of  Section 12(a)  of the ISDA Form  Master
        Agreement:

        Address for notices or communications to BSFP:

               Address:      383 Madison Avenue, New York, New York 10179
               Attention:    DPC Manager
               Facsimile:    (212) 272-5823

        with a copy to:

               Address:      One Metrotech Center North, Brooklyn, New York 11201
               Attention:    Derivative Operations - 7th Floor
               Facsimile:    (212) 272-1634

               (For all purposes)

        Address for notices or communications to the Counterparty:

               Address:       RASC Series 2006-KS4 Trust
                              c/o U.S. Bank National Association
                              60 Livington Avenue
                              EP-MN-WS3D
                              St. Paul, MN 55107
               Facsimile:     1-651-495-8090
               Telephone:     1-651-495-3880

               with a copy to:

               Address:       Residential Funding Corporation
                              8400 Normandale Lake Blvd., Suite 600
                              Minneapolis, MN 55437
               Attention:     Andrea Villanueva
               Facsimile No.: 952-979-0867
                        Telephone:  952-857-6168

        (For all purposes)

(b)     Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master Agreement:

                      BSFP appoints as its
                      Process Agent:               Not Applicable

                      The Counterparty appoints as its
                      Process Agent:        Not Applicable

(c)     Offices.  The  provisions of Section 10(a) of the ISDA Form Master  Agreement will not apply to this  Agreement;  neither BSFP nor the  Counterparty  have any Offices  other than as set forth in the  Notices  Section  and BSFP  agrees  that,  for  purposes  of
        Section  6(b) of the ISDA Form  Master  Agreement,  it shall  not in  future  have any
        Office other than one in the United States.

(d)     Multibranch  Party.  For  the  purpose  of  Section 10(c)  of  the  ISDA  Form  Master
        Agreement:

        BSFP is not a Multibranch Party.

        The Counterparty is not a Multibranch Party.

(e)     Calculation Agent.  The Calculation Agent is BSFP.

(f)     Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)     Credit Support Provider.

        BSFP:  Not Applicable

        The Counterparty:  Not Applicable

(h)     Governing  Law.  The parties to this ISDA  Agreement  hereby agree that the law of the
        State of New York shall  govern their  rights and duties in whole,  without  regard to the conflict of law provision  thereof,  other than New York General  Obligations  Law
        Sections 5-1401 and 5-1402.

 (i)    Non-Petition.  BSFP hereby  irrevocably  and  unconditionally  agrees that it will not institute against,  or join any other person in instituting against or cause any other person  to  institute  against  RASC  Series  2006-KS4  Trust,  Home  Equity  Mortgage
        Asset-Backed  Pass-Through  Certificates,  Series  2006-KS4,  or the  Counterparty any
        bankruptcy,  reorganization,  arrangement, insolvency, or similar proceeding under the laws of the  United  States,  or any other  jurisdiction  for the  non-payment  of any amount  due  hereunder  or  any  other  reason  until  the  payment  in  full  of  the
        Certificates  (as defined in the Pooling and Servicing  Agreement)  and the expiration of a period  of one year plus ten days  (or,  if  longer,  the  applicable  preference period) following such payment.

(j)     Severability. If any term,  provision,  covenant,  or condition of this Agreement,  or the application  thereof to any party or circumstance,  shall be held to be invalid or unenforceable (in whole or in part) for any reason,  the remaining terms,  provisions, covenants,  and  conditions  hereof shall continue in full force and effect as if this
        Agreement had been executed with the invalid or unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material change, the original  intentions of the parties as to the subject matter of this Agreement and the  deletion of such  portion of this  Agreement  will not  substantially  impair the respective benefits or expectations of the parties.

        The  parties  shall  endeavor  to engage in good faith  negotiations  to  replace  any invalid or  unenforceable  term,  provision,  covenant  or  condition  with a valid or enforceable  term,  provision,  covenant or  condition,  the economic  effect of which comes as close as possible to that of the invalid or  unenforceable  term,  provision, covenant or condition.

(k)     Consent to Recording.  Each party hereto  consents to the monitoring or recording,  at any time  and from  time to time,  by the  other  party of any and all  communications between  officers or  employees  of the  parties,  waives any  further  notice of such monitoring  or  recording,  and agrees to notify its  officers  and  employees of such monitoring or recording.

(l)     Waiver of Jury Trial.Each  party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings  relating to this Agreement, any Credit Support Document or any of the transactions contemplated hereby.

(m)     Set-Off.  Notwithstanding  any  provision of this  Agreement or any other  existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition  payment or performance of any  obligation  between it and the other  party  hereunder  against  any  obligation between it and the other party under any other  agreements.  The  provisions for Set-off set  forth in  Section  6(e) of the ISDA  Form  Master  Agreement  shall  not  apply for purposes of this Transaction.

(n)     This Agreement may be executed in several counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(o)     Trustee Liability  Limitations.  It is expressly  understood and agreed by the parties hereto that (a) this  Agreement  is  executed  and  delivered  by U.S.  Bank  National
        Association,   not   individually   or  personally   but  solely  as  Trustee  of  the
        Counterparty,  in the exercise of the powers and authority  conferred and vested in it and that U.S.  Bank  National  Association  shall  perform its duties and  obligations hereunder  in  accordance  with the  standard of care set forth in Article VIII of the
        Pooling and Servicing  Agreement,  (b) each of the  representations,  undertakings and agreements  herein made on the part of the  Counterparty  is made and  intended not as
        personal   representations,   undertakings   and  agreements  by  U.S.  Bank  National
        Association   but  is  made  and   intended  for  the  purpose  of  binding  only  the
        Counterparty,  (c)  nothing  herein  contained  shall be  construed  as  creating  any liability on U.S. Bank National  Association,  individually or personally,  to perform any covenant either  expressed or implied  contained  herein,  all such liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming  by, through or under the parties hereto,  and (d) under no  circumstances  shall U.S. Bank
        National  Association  be  personally  liable for the payment of any  indebtedness  or expenses  of  the  Counterparty  or be  liable  for  the  breach  or  failure  of  any
        obligation,   representation,   warranty  or  covenant   made  or  undertaken  by  the
        Counterparty  under this  Agreement or any other  related  documents;  provided,  that
        nothing  in  this  paragraph  shall  relieve  U.S.  Bank  National   Association  from
        performing  its duties and  obligations  hereunder and under the Pooling and Servicing
        Agreement in accordance with the standard of care set forth herein and therein.

(p)     BSFP hereby  agrees  that,  notwithstanding  any  provision  of this  agreement to the contrary,  Counterparty's  obligations  to pay any amounts owing under this  Agreement shall be subject to Section  4.10 of the Pooling and  Servicing  Agreement  and BSFP's
        right to receive  payment  of such  amounts  shall be  subject to Section  4.10 of the
        Pooling and Servicing Agreement.

7)  "Affiliate".  BSFP and  Counterparty  shall be  deemed  to not  have  any  Affiliates  for purposes of this  Agreement,  including  for  purposes of Section  6(b)(ii) of the ISDA Form
  Master Agreement.

8)      Section 3 of the ISDA Form  Master  Agreement  is hereby  amended by adding at the end thereof the following subsection (g):

        "(g)   Relationship Between Parties.

                      Each  party  represents  to the  other  party on each  date when it enters into a Transaction that:--

               (1) Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the  Transaction  (whether  written or oral),  other than the  representations  expressly made in this Agreement or the Confirmation in respect of that  Transaction  and (ii) it has consulted  with its own legal, regulatory,  tax, business,  investment,  financial and accounting  advisors to the  extent  it has  deemed  necessary,  and it has  made  its own  investment, hedging and trading  decisions based upon its own judgement and upon any advice from such advisors as it has deemed  necessary and not upon any view  expressed by the other party.

               (2) Evaluation and Understanding.

               (i)  It has  the  capacity  to  evaluate  (internally  or  through  independent professional  advice) the  Transaction  and has made its own  decision to enter into  the  Transaction  and,  in the  case  of the  Counterparty,  it has  been
               directed  by  the  Pooling  and   Servicing   Agreement   to  enter  into  this
               Transaction; and

               (ii) It understands  the terms,  conditions and risks of the Transaction and is willing  and able to accept  those  terms and  conditions  and to assume  those risks, financially and otherwise.

               (3) Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments,  hedging its underlying assets or liabilities or in connection with a line of business.

               (4) Status of  Parties.  The other party is not acting as agent,  fiduciary  or advisor for it in respect of the Transaction.

               (5) Eligible  Contract  Participant.  It is an "eligible swap  participant"  as such term is defined in Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)
               promulgated  under,  and it constitutes an "eligible  contract  participant" as such term is  defined in  Section  1(a)12 of the  Commodity  Exchange  Act,  as
               amended."

9) The ISDA Form Master Agreement is hereby amended as follows

        (a) The word "third" shall be replaced by the word "second" in the third line of
        Section 5(a)(i) of the ISDA Form Master Agreement.

10)  Transfer,   Amendment  and  Assignment.  No  transfer,   amendment,  waiver,  supplement,
assignment  or other  modification  of this  Transaction  shall be  permitted  by either party
(other than a change of  Counterparty  in  connection  with a change of Trustee in  accordance with the Pooling and  Servicing  Agreement)  unless each of Moody's  Investors  Service,  Inc.
("Moody's")  and Standard and Poor's,  a Division of the McGraw Hill  Companies  ("S&P"),  has
been  provided   notice  of  the  same  and  confirms  in  writing   (including  by  facsimile
transmission)  within  five  Business  Days  after  such  notice  is  given  that it will  not downgrade,  qualify,  withdraw or otherwise modify its then-current  rating of the RASC Series
2006-KS4 Trust, Home Equity Mortgage Asset-Backed Pass-Through  Certificates,  Series 2006-KS4
(the "Certificates").

11) Additional  Termination Events.  The following Additional  Termination Events will apply:
(i) If a Rating  Agency  Downgrade  has  occurred  and BSFP has not  complied  with Section 12 below,  then an  Additional  Termination  Event shall have  occurred  with respect to BSFP and
BSFP shall be the sole Affected  Party with respect to such an Additional  Termination  Event;
(ii) if  notice  is  given  by any  holder  of a Class A or  Class M  Certificate  the  Master
Servicer or by any other party under the  Pooling   and  Servicing  Agreement  or otherwise to
exercise  its option to  purchase  the  Mortgage  Loans  owned by the Trust Fund  pursuant  to
Article  XI  of  the  Pooling  and  Servicing   Agreement,   provided  that,  such  Additional
Termination  Event shall occur on the  Optional  Termination  Date and,  for the  avoidance of doubt,  the regular Net Swap Payment shall be required to be paid by the  applicable  party on such Optional  Termination  Date and the  Counterparty  shall be the sole Affected  Party with respect  to such an  Additional  Termination  Event;  (iii) if the  Trustee  is unable to make payments  on the Class A  Certificates  or fails or admits in writing  its  inability  to make payments  on the Class A  Certificates  as they  become due,  then an  Additional  Termination
Event shall have occurred with respect to the Counterparty  and the Counterparty  shall be the sole Affected Party with respect to such an Additional  Termination  Event;  (iv) if, upon the occurrence of a Swap  Disclosure  Event (as defined in the  Indemnification  Agreement,  dated
May 30,  2006,  by and among BSFP,  Residential  Funding  Corporation  and  Residential  Asset
Securities Corporation (the "Indemnification  Agreement"),  BSFP has not, within 10 days after such Swap  Disclosure  Event complied with any of the provisions set forth in Section 3 of the
Indemnification  Agreement,  then an  Additional  Termination  Event shall have  occurred with respect to BSFP and BSFP shall be the sole  Affected  Party  with  respect to such  Additional
Termination  Event  ;  and  (v)  without  the  prior  written  consent  of  BSFP  (not  to  be unreasonably  withheld),  Counterparty  shall not  consent to any  amendment  or  supplemental agreement to the Pooling and Servicing  Agreement if such amendment or supplemental  agreement
could   reasonably  be  expected  to  have  an  adverse  effect  on  the  interests  of  BSFP.
Counterparty  will  furnish to BSFP a copy of each  proposed  and each  executed  amendment or supplemental  agreement and copies of any related  Rating Agency  confirmation  therewith,  if any.  The failure by  Counterparty  to comply with the above shall  constitute  an  Additional
Termination  Event  hereunder,  upon which  Counterparty  shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

12) Rating Agency  Downgrade.  In the event that BSFP's long-term  unsecured and  unsubordinated debt  rating  is  withdrawn  or  reduced  below  "AA-"  by S&P or its  long-term  unsecured  and unsubordinated  debt rating is withdrawn or reduced  below "Aa3" by Moody's (and  together  with
S&P, the "Swap Rating  Agencies",  and such rating  thresholds,  "Approved Rating  Thresholds"), then within 10 Business Days after such rating  withdrawal or downgrade,  BSFP shall, at its own cost,  either (i) cause another  entity to replace BSFP as party to this Agreement that meets or exceeds the Approved  Rating  Thresholds  on terms  substantially  similar to this  Agreement or
(ii) subject to a Rating Agency  confirmation,  obtain a guaranty of, or a contingent  agreement of another person with the Approved Rating Thresholds,  to honor,  BSFP's obligations under this
Agreement.

        NEITHER THE BEAR STEARNS  COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR
        STEARNS  COMPANIES INC.  OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT  PROVIDER
        ON THIS AGREEMENT OR ANY TRANSACTION COVERED HEREBY.

5.  Account Details and
     Settlement Information:                       PAYMENTS TO BSFP:
                                          Citibank, N.A., New York
                                          ABA Number: 021-0000-89, for the account of
                                          Bear, Stearns Securities Corp.
                                          Account Number: 0925-3186, for further credit to
                                          Bear Stearns Financial Products Inc.
                                          Sub-account  Number: 102-04654-1-3
                                          Attention: Derivatives Department

                                          PAYMENTS TO COUNTERPARTY:
                                          U.S. Bank National Association
                                          ABA Number: 091000022
                                          Account Number: 1731 0332 2058
                                          Reference: RASC 2006-KS4
                                          OBI: Attention: John Thomas
                                          Ref. Acct. No.: 793589000

We are  very  pleased  to have  executed  this  Transaction  with  you and we  look  forward  to completing other transactions with you in the near future.

                                        SCHEDULE I
  (where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Business Day Convention and (ii) determining Fixed
                    Amounts, all such dates subject to No Adjustment.)

                                                                          NOTIONAL AMOUNT
      FROM AND INCLUDING                TO BUT EXCLUDING                       (USD)
        Effective Date                      6/25/2006                      687,764,000.00
          6/25/2006                         7/25/2006                      680,442,625.42
          7/25/2006                         8/25/2006                      670,765,584.19
          8/25/2006                         9/25/2006                      658,737,148.13
          9/25/2006                        10/25/2006                      644,392,443.14
          10/25/2006                       11/25/2006                      627,801,299.17
          11/25/2006                       12/25/2006                      609,100,109.93
          12/25/2006                        1/25/2007                      588,551,526.10
          1/25/2007                         2/25/2007                      566,396,833.55
          2/25/2007                         3/25/2007                      542,928,248.43
          3/25/2007                         4/25/2007                      518,419,133.92
          4/25/2007                         5/25/2007                      493,592,788.78
          5/25/2007                         6/25/2007                      469,553,366.22
          6/25/2007                         7/25/2007                      446,687,832.31
          7/25/2007                         8/25/2007                      424,811,237.10
          8/25/2007                         9/25/2007                      403,879,159.46
          9/25/2007                        10/25/2007                      383,868,849.98
          10/25/2007                       11/25/2007                      364,355,870.69
          11/25/2007                       12/25/2007                      345,282,188.98
          12/25/2007                        1/25/2008                      326,592,934.27
          1/25/2008                         2/25/2008                      307,859,960.57
          2/25/2008                         3/25/2008                      286,275,394.85
          3/25/2008                         4/25/2008                      259,856,135.28
          4/25/2008                         5/25/2008                      234,061,559.47
          5/25/2008                         6/25/2008                      211,272,987.51
          6/25/2008                         7/25/2008                      191,349,568.10
          7/25/2008                         8/25/2008                      175,266,293.28
          8/25/2008                         9/25/2008                      163,729,850.33
          9/25/2008                        10/25/2008                      154,013,499.12
          10/25/2008                       11/25/2008                      144,850,751.73
          11/25/2008                       12/25/2008                      136,209,389.37
          12/25/2008                        1/25/2009                      135,601,698.02
          1/25/2009                         2/25/2009                      128,190,407.68
          2/25/2009                         3/25/2009                      121,198,928.85
          3/25/2009                         4/25/2009                      114,603,004.60
          4/25/2009                         5/25/2009                      108,380,167.54
          5/25/2009                         6/25/2009                      102,509,259.66
          6/25/2009                         7/25/2009                      96,969,332.74
          7/25/2009                         8/25/2009                      91,664,795.56
          8/25/2009                         9/25/2009                      86,545,095.22
          9/25/2009                        10/25/2009                      81,712,114.15
          10/25/2009                       11/25/2009                      77,149,389.41
          11/25/2009                       12/25/2009                      72,841,411.55
          12/25/2009                    Termination Date                   68,773,458.44